UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 16, 2020

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 16, 2020, the Annual Meeting of Stockholders of the Company was called to be held following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, each dated November 16, 2020, distributed in accordance with the requirements of Regulation 14A under the Exchange Act. On the record date of November 13, 2020, a total of 5,131,935 shares of Common Stock and 559 shares of Series B Preferred Stock were outstanding, with each share entitled to one vote.

At the meeting, proxies representing at least 4,616,119 shares (89.95% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 5,131,935 outstanding shares of Common Stock, 1,926,800 shares are held in CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstentions (broker nonvotes were not reported):

Name	# Votes For	% For	# Votes Withheld	# Votes Abstained	Broker Non-votes
Gene S. Bertcher	3,446,967	67.17%	18,397	-0-	-0-
Richard W. Humphrey	3447,863	67.18%	17,501	-0-	-0-
Dan Locklear	3,444,903	67.13%	20,461	-0-	-0-
Cecelia Maynard	3,445,963	67.15%	19,401	-0-	-0-
Raymond D. Roberts, Sr.	3,447,953	67.15%	17,411	-0-	-0-

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstentions (broker nonvotes were not reported):

The second matter presented at the Annual Meeting was the ratification of the appointment of Swalm & Associates, PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020, and any interim period. A total of 4,602,271 votes were cast FOR, 5,322 votes were cast AGAINST, and 8,526 votes were ABSTAINED from voting with respect to such proposal. There were no broker non-votes. On the basis of such votes, the second proposal was approved.

The Annual Meeting of the Board of Directors was held later on the same day, December 16, 2020. At such meeting, Gene S. Bertcher was reelected Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 17, 2020

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Chariman of the Board, President, Chief Executive Officer and Chief Financial Officer